UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                      October 26, 2005 (October 26, 2005)
                       -----------------------------------

                            LIFEPOINT HOSPITALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 0-51251 20-1538254
                (State or Other (Commission File (I.R.S. Employer
                     Jurisdiction of Number) Identification
                             Incorporation) Number)

                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

              On October 26, 2005, LifePoint Hospitals, Inc. (the "Company") issued a press release with respect to results for its third quarter and nine months ended September 30, 2005. See the press release attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

              (a) Financial statements of businesses acquired.

                           None required

              (b) Pro forma financial information.

                           None required

              (c) Exhibits.

99.1     Copy of press release issued by the Company on October 26, 2005.


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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   LIFEPOINT HOSPITALS, INC.


                   By:   /s/Michael J. Culotta
                       ------------------------------------------------
                            Michael J. Culotta
                            Chief Financial Officer



Date:    October 26, 2005


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

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits

99.1     Copy of press release issued by the Company on October 26, 2005.



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